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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report:  February 9, 1999



                            McCLAIN INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


     Michigan                     0-7770                38-1867649
     --------                     ------                ----------
     (State or other             (Commission           (I.R.S. Employer
     Jurisdiction                File Number)          Identification No.)
     of incorporation)


     6200 Elmridge Road
     Sterling Heights, Michigan                        48313
     --------------------------                        -----
     (Address of principal                             (Zip Code)
     Executive offices)



Registrant's telephone number, including area code (810)264-3611


Total pages:   3
              ----
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Item 5.   Other Events
          ------------

          See the press release announcing operating results for the quarter ended December 31, 1998, attached hereto as Exhibit 99.1.




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                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        McCLAIN INDUSTRIES, INC.
                                        (Registrant)



Date:  February 9, 1999                 By: /s/ Mark Mikelait
       ----------------                     ----------------------
                                            Mark Mikelait
                                            Treasurer
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                               INDEX TO EXHIBITS


EXHIBIT NO.              DESCRIPTION
-----------              -----------

99.1                     Press Release Dated December 31, 1998